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[LOGO OF LG ELECTRONICS INC.]

                                                                  EXHIBIT (10an)

                                                               November 16, 1998

Zenith Electronics Corporation
1000 Milwaukee Avenue
Glenview, IL 60025-2493

     Amendment No. 1 and Waiver to the Restructuring Agreement
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Ladies and Gentlemen:

     Reference is made to the Restructuring Agreement, dated as of August 10, 1998 (The "Restructuring Agreement"), between Zenith Electronics Corporation ("Zenith") and LG Electronics Inc. ("LGE"). Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Restructuring Agreement.

     In consideration of the mutual agreements set forth herein, the provisions of the Restructuring Agreement are hereby amended or waived as follows:

     1. Implementation Program. Section 6.7 of the Restructuring Agreement is amended to extend the date by which Zenith must deliver the final Implementation Program from August 31, 1998 to November 30, 1998.

     2. Interest Charges. Compliance with Section 6.12 of the Restructuring Agreement is waived through November 30, 1998.

     3.  Amendment to Plan and Plan Disclosure Documents.  Pursuant to Section
6.4 of the Restructuring Agreement, LGE consents to the amendments and supplements to, and modifications of, the Plan and Plan Disclosure Documents contained in Amendment No.1 to the Registration Statement on form S-4, dated November __, 1998 (the "Amended Registration Statement"), provided however, that nothing herein shall be construed as a consent by LGE to any changes to the Operating Plan reflected in the Amended Registration Statement.

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[LG Electronics Inc. logo and Letterhead]



     4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     5. Governing Law. This Amendment shall be governed by the internal laws of the State of Delaware without giving effect to the conflict of laws rules thereof.

     6. Confirmation. Other than as expressly modified, pursuant to this Amendment, all provisions of the Restructuring Agreement remain unmodified and in full force and effect.

     If you agree to this Amendment, please execute this letter in the space provided and return a copy of this letter to the undersigned.



                                       LG Electronics, Inc.



                                       By: /s/ Cha Hong (John) Koo
                                           -------------------------------------
                                           Cha Hong (John) Koo
                                           President and Chief Executive Officer



Zenith Electronics Corporation



By: /s/ Jeffrey P. Gannon
    -------------------------------------
    Jeffrey P. Gannon
    President and Chief Executive Officer

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